Exhibit 10.9

Date: 27 November 2024

Loan and Sale and Purchase Agreement dated 22 December 2022 entered into among New Century Logistics (BVI) Limited, Ngan Ching Shun and Asia International Securities Exchange Co., Ltd (the “Agreement”)

Reference is made to the Agreement. Capitalised terms used herein shall have the same meanings as those defined in the Agreement unless otherwise defined.

By way of this letter agreement, we hereby confirm our mutual agreement to amend and vary clause 1.4 and be replaced and substituted by the following clause in its entirety.

“1.4	Upon the Proposed IPO becomes successful and the Proposed Listco becomes a listed company (“Listco”), Party A shall repay the Loan, including Top-Up (if any) to Party C in full on 180 days from the first trading date of the Listco. For the avoidance of doubt, Party A shall NOT repay the Loan to Party C either in part or in full before 180 days from the first trading date of the Listco

在 IPO 成功及拟上市公司成为上市公司（「上市公司」）后，甲方须于上市公司首个交易日起计 180 天向丙方全额偿还贷款，包括补足（如有）。为避免存 疑，甲方不得在上市公司首次交易日起 180 天内偿还部分或全部贷款予丙方 。

Subject only to the variations herein contained and such other alterations (if any) as may be necessary to make the Agreement consistent with this letter agreement, the Agreement shall remain in full force and effect and shall be read and construed together with this letter agreement and be enforceable as if the terms of this letter agreement were incorporated therein by way of addition and substitution, as the case may be.

This letter agreement may be signed in two or more counterparts whereas each of which shall be binding on the parties hereto and shall together constitute one instrument.

This letter agreement shall be governed by and construed in accordance with the laws of Hong Kong.

Notwithstanding any other provisions of this letter agreement, a person who is not a party to this letter agreement shall not have any rights under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce any provisions of or enjoy and benefit under this letter agreement.

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IN WITNESS WHEREOF this letter agreement has been executed by the Parties on the day and year first above written.

Agreed by:

Party A

For and on behalf of

New Century Logistics (BVI) Limited

新世纪储运 (BVI)有限公司

/s/ Ngan Ching Shun
Name:	Ngan Ching Shun
Director

Party B

/s/ Ngan Ching Shun
Ngan Ching Shun

Party C

For and on behalf of

Asia International Securities Exchange Co., Ltd.,

亚洲国际证券交易所有限公司

/s/ Liu Jun
Name:	Liu Jun
Director

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